
FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998


ADCPB BALANCE
-------------
Initial ADCPB                                                 85,790,915.00
Prior Month ADCPB                                             55,926,195.61
Current Month ADCPB (Before addition of New Property)         53,766,936.01
Base Principal Amount (Prior - Current)                        2,159,259.60
Add:  ADCPB of New Transferred Property                                0.00
Ending ADCPB (Current + ADCPB of New Property)                53,766,936.01

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                    48,096,528.22
     Class A Certificate Rate                                          6.85%
     One twelfth of Class A Certificate Rate                           0.57%
     Class A Certificate Interest                                274,551.02
     Prior Month Class A Overdue Interest                              0.00

     Class A Interest Due                                        274,551.02
     Class A Interest Paid                                       274,551.02

     Current Month Class A Overdue Interest                            0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                    48,096,528.22
     Class A Percentage                                               86.00%
     Base Principal Amount                                     2,159,259.60
     Class A Base Principal Distribution Amount                1,856,963.26
     Prior Month Class A Overdue Principal                             0.00
     Total A Note Principal Due                                1,856,963.26
     Additional Class A Principal Due                                  0.00
                                                                       ----
     Class A Principal Paid                                    1,856,963.26

     Class A Overdue Principal                                         0.00

     Current Month Class A Principal Balance                  46,239,564.96



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998


CLASS B-1 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-1 Principal Balance                   2,237,048.21
     Class B-1 Certificate Rate                                        7.63%
     One twelfth of Class B-1 Certificate Rate                         0.64%
     Class B-1 Certificate Interest                               14,223.90
     Prior Month Class B-1 Overdue Interest                            0.00

     Class B-1 Interest Due                                       14,223.90
     Class B-1 Interest Paid                                      14,223.90

     Current Month Class B-1 Overdue Interest                          0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance                   2,237,048.21
     Class B-1 Percentage                                              4.00%
     Base Principal Amount                                     2,159,259.60
     Class B-1 Base Principal Distribution Amount                 86,370.38
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 86,370.38
                                                                  ---------

     Class B-1 Principal Paid                                     86,370.38


     Class B-1 Overdue Principal                                       0.00

     Current Month Class B-1 Principal Balance                 2,150,677.83



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998


CLASS B-2 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-2 Principal Balance                   2,237,048.21
     Class B-2 Certificate Rate                                        8.17%
     One twelfth of Class B-2 Certificate Rate                         0.68%
     Class B-2 Certificate Interest                               15,230.57
     Prior Month Class B-2 Overdue Interest                            0.00

     Class B-2 Interest Due                                       15,230.57
     Class B-2 Interest Paid                                      15,230.57

     Current Month Class B-2 Overdue Interest                          0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                   2,237,048.21
     Class B-2 Percentage                                              4.00%
     Base Principal Amount                                     2,159,259.60
     Class B-2 Base Principal Distribution Amount                 86,370.38
     Prior Month B-1 Overdue Principal                                 0.00
                                                                       ----
     Total B-1 Note Principal Due                                 86,370.38

     Class B-2 Principal Paid                                     86,370.38

     Class B-2 Overdue Principal                                       0.00

     Current Month Class B-2 Principal Balance                 2,150,677.83


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

SERVICING FEE SCHEDULE
----------------------

     Prior Month ADCPB                                55,926,196
     Servicer Fee Rate                                    0.5000%
     One-twelfth                                          0.0417%
     Servicer Fee                                      23,302.58

     Prior Servicer Fee Arrearage                           0.00
     Servicer Fee Due                                  23,302.58

     Servicer Fee Paid                                 23,302.58

     Current Servicing Fee Arrearage                        0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                                55,926,196
     Back-Up Servicer Fee Rate                            0.0130%
     One-twelfth                                          0.0011%
     Back-up Servicer Fee                                 605.87

     Prior Back-Up Servicer Fee Arrearage                   0.00
     Total Back-Up Servicer Fee Due                       605.87

     Back-Up Servicer Fee Paid                            605.87

     Current Back-Up Servicing Fee Arrearage                0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                         291.67
     Trustee Fee Rate                                    0.0100%

     Prior Trustee Fee Arrearage                           0.00
     Total Trustee Fee Due                               291.67

     Trustee Fee Paid                                    291.67

     Current Trustee Fee Arrearage                         0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance        48,096,528.22
     Monthly Premium Rate                                0.0208%
     Prior Premium Arrearage                               0.00
     Premium Amount Due                               10,020.00

     Premium Amount Paid                              10,020.00

     Current Premium Arrearage                             0.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

Early Amortization Events
-------------------------

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

RESTRICTING EVENT CALCULATIONS                                        NO
------------------------------

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                  ------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                  ------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                  ------------

      (b)  Delinquency Trigger Event                                  No
                                                                  ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
      (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
-----------------------------------------------------------
                                                                                Gross
                              Gross                    Gross                  Charge-Off
                             Defaults   Recoveries  Charge-Offs    ADCPB        Ratio
                             --------   ----------  -----------    -----        -----
           2 months prior      24,381     23,034       1,347      58,394,704     0.03%
           1 month prior      172,015     83,915      88,101      56,026,295     1.89%
           Current            122,143     46,342      75,801      53,938,852     1.69%


           3 Month Gross Charge-Off Ratio                                        1.20%
           Maximum Allowed                                                       2.50%



30+ DELINQUENCIES
-----------------
                                                                            Monthly
                           Delinquencies      ADCPB                       Delinquencies
                           -------------      -----                       -------------
           2 months prior   3,441,565      58,394,704                       5.89%
           1 month prior    3,415,516      56,026,295                       6.10%
           Current month    2,328,029      53,938,852                       4.32%

                           Delinquency Ratio:                               5.44%
                           Maximum Delinquency Ratio:                       6.00%


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------

      (a)  Gross Defaults (>=180)                                     No
                                                                  ------------

      (b)  Issuer Delinquency Trigger Ratio                           No
                                                                  ------------



GROSS DEFAULTS (>=180)
----------------------

                           Monthly Gross                      Monthly
                             Defaults        ADCPB         Gross Defaults
                             --------        -----         --------------
           Current month            0      53,938,852           0.0000%
           1 month prior            0      56,026,295           0.0000%
           2 months prior      24,381      58,394,704           0.0418%
           Sum/Average         24,381      56,119,951           0.0434%
                                                                     4
           Gross Defaults                                         0.17%

                 i A       Subordinated Percentage               10.00%
                ii B       WAL of Remaining Leases                1.71
                           Two                                       2
                           Ratio (i/ii)/2                         2.93%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------
                                                              Monthly
                           Delinquencies     ADCPB         Delinquencies
                           -------------     -----         -------------
           2 months prior     695,661      58,394,704           1.19%
           1 month prior      511,071      56,026,295           0.91%
           Current month      374,674      53,938,852           0.69%


                           Issuer Delinquency Trigger Ratio:    0.93%
                           Maximum Ratio Allowed:               2.50%


EARLY AMORTIZATION EVENT
------------------------

      (1)  Is Subordination Level < 14%                   No
                                                      ------------

      (2)  Has a Gross Charge-Off Event Occurred?         No
                                                      ------------

      (3)  Has a Delinquency Event Occurred?              No
                                                      ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

       Aging/Delinquency Statistics
       ----------------------------
                                                                                      ADCPB             Total
       Current                                                                     51,610,823           95.68%
       31-60 Days Past Due                                                          1,109,142            2.06%
       61-90 Days Past Due                                                            844,213            1.57%
       91+ Days Past Due                                                              374,674            0.69%
                                                                                     --------           -----

       Total                                                                       53,938,852          100.00%


       Certificate Factors
       -------------------

       Class A Notes                                                              0.626720626
       Class B-1 Notes                                                            0.626720667
       Class B-2 Notes                                                            0.626720667


       Substitution Limits [Section 7]
       -------------------------------

       ADCPB as of Cut-Off Date                                                 85,790,915.00
       Maximum Substitution (10% of Initial)                                     8,579,091.50
       Maximum Substitution for Defaulted Contracts (5% of Initial)              4,289,545.75

       Prior month Cumulative ADCPB Substituted                                  3,332,268.58
       Current month ADCPB Substituted                                                  -
                                                                                        -
       Cumulative ADCPB Substituted                                              3,332,268.58

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts          1,980,863.06
       Current month ADCPB Substituted Defaulted Contracts                              -
       Cumulative ADCPB Substituted for Defaulted Contracts                      1,980,863.06


       Portfolio Prepayment Statistics
       -------------------------------

       Prior month Cumulative ADCPB prepaid                                      9,270,529.65
       Current month ADCPB prepaid                                                 364,664.84
                                                                                   ----------
       Cumulative ADCPB prepaid                                                  9,635,194.49

       Prior month Cumulative ADCPB Defaulted                                    4,480,299.89
       Current month ADCPB Defaulted                                                86,462.61
                                                                                    ---------
       Cumulative ADCPB Defaulted                                                4,566,762.50

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                     98,074.36

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection     (388,331.54)
Transfer of prior period Excluded Amounts not yet transferred                 (80,893.11)
Collections Received [5.02 (b)(d)]                                          2,721,548.81
Excluded Amounts [5.02 (d)][Definition]                                      (783,383.67)
Collections on Deposit due
   Collection Account [5.02 (d)]                                           (1,414,639.67)

     Ending Balance                                                           152,375.18


COLLECTION ACCOUNT
     BEGINNING BALANCE, APRIL 1, 1998                                                        1,498,010.92
     --------------------------------

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED APRIL 1, 1998
     -----------------------------------------------------------
     Add:  Servicer Advance                                                                    787,197.03
     Add:  Payments due Collection Account from last 2 business days prior period              388,331.54
     Add:  Add'l transfers                                                                           0.00
     Add:  Amounts to Collection Acct from Security deposit account                                  0.00
     Less: Total distributions on  April 10, 1998                                           (2,673,539.49)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MAY 1, 1998
     ---------------------------------------------------------
     Aggregate Amount of Actual Payments [6.01 b (i)]                                        1,414,639.68
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                      0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account
          [6.01 b (iii)]                                                                             0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                             0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                   4,566.91
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                       0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b (vii)]                   0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                              0.00
     Add: Security Deposits Related to Prepayment                                                    0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                 0.00
     Less: Amounts transferred to the New Transferred Property Funding Account[6.01d]                0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                   0.00

     Ending balance on April 30, 1998 and May 1, 1998                                        1,419,206.59

     Add: Servicer Advances to be deposited on Determination Date                              719,198.69
     Add: Payments due Collection Acct from last 3 business days                               294,731.35
     Add: Payments not yet transferred to the Collection Account                                     0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                       0.00

     Adjusted Collection Account Balance                                                     2,433,136.63


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

SECURITY DEPOSIT ACCOUNT
------------------------

     Beginning  Balance                                                                             139,743.14
     Add: Balance deposited on closing date                                                               0.00
     Add: Security Deposits [6.02 b]                                                                      0.00
     Less: Amounts to Collection Account [6.02 c]                                                         0.00
     Add:  Investment Earnings                                                                          619.44
                                                                                                        ------

     Ending balance on April 30, 1998                                                               140,362.58

     Less: Amounts to Collection Account [6.02 c]                                                         0.00

     Adjusted Security Deposit  Account Balance                                                     140,362.58


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------

     Beginning Balance                                                                                                 0.00
     -----------------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                      0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                     0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                     0.00
                                                                                                                       ----

     Ending balance on April 30, 1998                                                                                  0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                      0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                     0.00
                                                                                                                       ----

     Adjusted New Transferred Property Funding Account Balance                                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                          2,433,136.63
---------------------------------------


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)     Unreimbursed Servicer Advances from prior periods                                                 0.00
             (B)     Servicer Fee and unpaid Servicer Fee                                                         23,302.58
             (C)     Servicing Charges inadvertently deposited in Collection Account                                   0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                 605.87

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                  10,020.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            274,551.02

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                        14,223.90

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                          15,230.57

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            1,856,963.26

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

     (xii)   Class B-1 Base Principal Distribution Amount and Overdue Class B-1
             Principal [6.06 c (xii)] 86,370.38 provided no restricting event exists

     (xiii)  Class B-2 Base Principal Distribution Amount and Overdue Class B-2
             Principal [6.06 c (xiii)] 86,370.38 provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                                 0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                         65,207.00



     Reviewed By:



     -----------------------------------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

ADCPB BALANCE
-------------
Initial ADCPB                                                 72,024,925.77
Prior Month ADCPB                                             60,306,512.98
Current Month ADCPB (Before addition of New Property)         58,293,631.49
Base Principal Amount (Prior - Current)                        2,012,881.49
Add:  ADCPB of New Transferred Property                                0.00
Ending ADCPB (Current + ADCPB of New Property)                58,293,631.49

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                    53,069,004.76
     Class A Certificate Rate                                          6.29%
     One twelfth of Class A Certificate Rate                           0.52%
     Class A Certificate Interest                                278,170.03
     Prior Month Class A Overdue Interest                              0.00

     Class A Interest Due                                        278,170.03
     Class A Interest Paid                                       278,170.03

     Current Month Class A Overdue Interest                            0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                    53,069,004.76
     Class A Percentage                                               88.00%
     Base Principal Amount                                     2,012,881.49
     Class A Base Principal Distribution Amount                1,771,335.71
     Prior Month Class A Overdue Principal                             0.00
     Total A Note Principal Due                                1,771,335.71

     Class A Principal Paid                                    1,771,335.71

     Class A Overdue Principal                                         0.00

     Current Month Class A Principal Balance                  51,297,669.05


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

CLASS B-1 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-1 Principal Balance                   1,809,170.31
     Class B-1 Certificate Rate                                        7.01%
     One twelfth of Class B-1 Certificate Rate                         0.58%
     Class B-1 Certificate Interest                               10,568.57
     Prior Month Class B-1 Overdue Interest                            0.00

     Class B-1 Interest Due                                       10,568.57
     Class B-1 Interest Paid                                      10,568.57

     Current Month Class B-1 Overdue Interest                          0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance                   1,809,170.31
     Class B-1 Percentage                                              3.00%
     Base Principal Amount                                     2,012,881.49
     Class B-1 Base Principal Distribution Amount                 60,386.44
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 60,386.44
                                                                  ---------

     Class B-1 Principal Paid                                     60,386.44


     Class B-1 Overdue Principal                                       0.00

     Current Month Class B-1 Principal Balance                 1,748,783.87


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

CLASS B-2 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-2 Principal Balance                   1,507,642.10
     Class B-2 Certificate Rate                                        8.22%
     One twelfth of Class B-2 Certificate Rate                         0.69%
     Class B-2 Certificate Interest                               10,327.35
     Prior Month Class B-2 Overdue Interest                            0.00

     Class B-2 Interest Due                                       10,327.35
     Class B-2 Interest Paid                                      10,327.35

     Current Month Class B-2 Overdue Interest                          0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance                   1,507,642.10
     Class B-2 Percentage                                              2.50%
     Base Principal Amount                                     2,012,881.49
     Class B-2 Base Principal Distribution Amount                 50,322.04
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 50,322.04

     Class B-2 Principal Paid                                     50,322.04

     Class B-2 Overdue Principal                                       0.00

     Current Month Class B-2 Principal Balance                 1,457,320.06

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

SERVICING FEE SCHEDULE
----------------------

     Prior Month ADCPB                              60,306,513
     Servicer Fee Rate                                  0.5000%
     One-twelfth                                        0.0417%
     Servicer Fee                                    25,127.71

     Prior Servicer Fee Arrearage                         0.00
     Servicer Fee Due                                25,127.71

     Servicer Fee Paid                               25,127.71

     Current Servicing Fee Arrearage                      0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                              60,306,513
     Back-Up Servicer Fee Rate                          0.0200%
     One-twelfth                                        0.0017%
     Back-up Servicer Fee                             1,005.11

     Prior Back-Up Servicer Fee Arrearage                 0.00
     Total Back-Up Servicer Fee Due                   1,005.11

     Back-Up Servicer Fee Paid                        1,005.11

     Current Back-Up Servicing Fee Arrearage              0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                        291.67
     Trustee Fee Rate                                   0.0100%

     Prior Trustee Fee Arrearage                          0.00
     Total Trustee Fee Due                              291.67

     Trustee Fee Paid                                   291.67

     Current Trustee Fee Arrearage                        0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance       53,069,004.76
     Monthly Premium Rate                               0.0200%
     Prior Premium Arrearage                              0.00
     Premium Amount Due                              10,614.00

     Premium Amount Paid                             10,614.00

     Current Premium Arrearage                            0.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

Early Amortization Events
-------------------------

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

RESTRICTING EVENT CALCULATIONS
------------------------------

      (a)  Event of Servicer Termination (Yes/No)                      No
                                                                  -------------

      (b)  Certificate Insurer makes an Insured Payment                No
                                                                  -------------

      (a)  Gross Charge-Off Event (Yes/No)                             No
                                                                  -------------

      (b)  Delinquency Trigger Event                                   No
                                                                  -------------

Events of Servicer Termination
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
      (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------

                              Gross                      Gross                        Monthly
                             Defaults      Recoveries  Charge-Offs    ADCPB         Charge-Offs
                             --------      ----------  -----------    -----         -----------
           2 months prior      86,324         85,979          345   62,534,795         0.01%
           1 month prior      188,245         82,696      105,549   60,474,973         2.09%
           Current            132,408         61,103       71,305   58,488,149         1.46%


           3 Month Gross Charge-Off Ratio                                              1.19%
           Maximum Allowed                                                             2.50%



30+ DELINQUENCIES
-----------------
                                                                    Monthly
                          Delinquencies     ADCPB                 Delinquencies
                          -------------     -----                 -------------
           2 months prior   3,417,798     62,534,795                  5.47%
           1 month prior    3,148,738     60,474,973                  5.21%
           Current month    3,412,444     58,488,149                  5.83%

                          Delinquency Ratio:                          5.50%
                          Maximum Delinquency Ratio:                  7.00%


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                      No
                                                                  -------------

      (b)  Issuer Delinquency Trigger Ratio                            No
                                                                  -------------


GROSS DEFAULTS (>=180)
---------------------
                                                               Monthly
                          Gross Defaults    ADCPB           Gross Defaults
                          --------------    -----           --------------

           Current                  0     58,488,149            0.0000%
           1 month prior            0     60,474,973            0.0000%
           2 months prior      86,324     62,534,795            0.1380%
                               -------    -----------           -------
           Sum/Average         86,324     60,499,306            0.1427%
                                                                     4
           Gross Defaults                                         0.57%

                i A       Subordinated Percentage                 9.00%
               ii B       WAL of Remaining Leases                 2.08
                          Two                                     2.00
                          Ratio (i/ii)/2                          2.17%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                               Monthly
                           Delinquencies    ADCPB            Delinquencies
                           ------------     -----            -------------
           2 months prior     421,322     62,534,795            0.67%
           1 month prior      310,271     60,474,973            0.51%
           Current month      392,511     58,488,149            0.67%


                          Issuer Delinquency Trigger Ratio:     0.62%
                          Maximum Ratio Allowed:                2.50%



EARLY AMORTIZATION EVENT
------------------------

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?           No
                                                                  -------------

      (2)  Has a Gross Charge-Off Event Occurred?                      No
                                                                  -------------

      (3)  Has a Delinquency Event Occurred?                           No
                                                                  -------------


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

       Aging/Delinquency Statistics
       ----------------------------
                                                                                     ADCPB                   Total
       Current                                                                   55,075,706                 94.17%
       31-60 Days Past Due                                                        2,331,842                  3.99%
       61-90 Days Past Due                                                          688,091                  1.18%
       91+ Days Past Due                                                            392,511                  0.67%
                                                                                    -------                 -----

       Total                                                                     58,488,149                100.00%


       Certificate Factors
       -------------------

       Class A Notes                                                            0.809347538
       Class B-1 Notes                                                          0.809347508
       Class B-2 Notes                                                          0.809347527


       Substitution Limits [Section 7]
       -------------------------------

       ADCPB as of Cut-Off Date                                               72,024,925.77
       Maximum Substitution (10% of Initial)                                   7,202,492.58
       Maximum Substitution for Defaulted Contracts (5% of Initial)            3,601,246.29

       Prior month Cumulative ADCPB Substituted                                3,234,855.86
       Current month ADCPB Substituted                                                -
                                                                                      -
       Cumulative ADCPB Substituted                                            3,234,855.86

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts        1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                            -
       Cumulative ADCPB Substituted for Defaulted Contracts                    1,320,928.59


       Portfolio Prepayment Statistics
       -------------------------------

       Prior month Cumulative ADCPB prepaid                                    5,467,088.52
       Current month ADCPB prepaid                                               450,010.73
                                                                                 ----------
       Cumulative ADCPB prepaid                                                5,917,099.25

       Prior month Cumulative ADCPB Defaulted                                  1,866,166.74
       Current month ADCPB Defaulted                                             132,407.97
                                                                                 ----------
       Cumulative ADCPB Defaulted                                              1,998,574.71



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

-------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                          399,951.01
--------------------------
LOCKBOX ACCOUNT
---------------
    Transfer of prior period Payments not yet transferred to Collection Account    (409,056.14)
    Transfer of prior period Excluded Amounts not yet transferred                  (106,041.08)
    Collections Received [5.02 (b)(d)]                                            2,410,827.96
    Excluded Amounts [5.02(d)][Definition]                                         (912,534.68)
    Collections on Deposit due Collection Account [5.02 (d)]                     (1,245,307.99)

    Ending Balance                                                                  137,839.08


COLLECTION ACCOUNT
------------------
    BEGINNING BALANCE, APRIL 1, 1998                                                                1,083,414.57
    --------------------------------

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED APRIL 1, 1998
    -----------------------------------------------------------
    Add:  Servicer Advance                                                                            939,485.51
    Add:  Payments due Collection Account from last 2 business days prior period                      409,056.14
    Add:  Add'l transfers                                                                                   0.00
    Add: Amounts to Collection Acct from Security deposit account                                           0.00
    Less: Total distributions on  April 10, 1998                                                   (2,431,956.22)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MAY 1, 1998
    ---------------------------------------------------------
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                1,245,308.00
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                              0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec.
         Deposit Account [6.01 b (iii)]                                                                     0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                     0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                           3,925.71
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                               0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                            0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                      0.00
    Add: Security Deposits Related to Prepayment                                                            0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                         0.00
    Less: Amounts transferred to the New Transferred Property Funding Account[6.01 d]                       0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                        0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo.                           0.00

    Ending balance on April 30, 1998 and May 1, 1998                                                1,249,233.71

    Add: Servicer Advances to be deposited on Determination Date                                      802,285.52
    Add: Payments due Collection Acct from last 3 business days                                       263,620.39
    Add: Payments not yet transferred to the Collection Account                                             0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                               0.00

    Adjusted Collection Account Balance                                                             2,315,139.62


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

SECURITY DEPOSIT ACCOUNT
------------------------

    Beginning  Balance                                                                             0.00
    Add: Balance deposited on closing date                                                         0.00
    Add: Security Deposits [6.02 b]                                                                0.00
    Less: Amounts to Collection Account [6.02 c]                                                   0.00
    Add:  Investment Earnings                                                                      0.00
                                                                                                   ----

    Ending balance on April 30, 1998                                                               0.00

    Less: Amounts to Collection Account [6.02 c]                                                   0.00

    Adjusted Security Deposit  Account Balance                                                     0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------

    Beginning Balance                                                                                            0.00
    -----------------
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                 0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                0.00

    Ending balance on April 30, 1998                                                                             0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                 0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                0.00

    Adjusted New Transferred Property Funding Account Balance                                                    0.00



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MAY 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                              2,315,139.62
---------------------------------------


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                       0.00

    (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                   0.00

    (iii)  Aggregate of: [6.06 c (iii)]
           (A)    Unreimbursed Servicer Advances from prior periods                                        0.00
           (B)    Servicer Fee and unpaid Servicer Fee                                                25,127.71
           (C)    Servicing Charges inadvertently deposited in Collection Account                          0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                     1,005.11

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                        10,614.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                         291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                  278,170.03

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06
           c (viii)] 10,568.57

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                10,327.35

    (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c(x)]   1,771,335.71

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date
           [6.06 b (xi)]                                                                                   0.00

    (xii)  Class B-1 Base Principal Distribution Amount and Overdue Class B-1
           Principal [6.06 c (xii)] provided no restricting event exists                              60,386.44

    (xiii) Class B-2 Base Principal Distribution Amount and Overdue Class B-2
           Principal [6.06 c provided no restricting event or issuer
           restricting event exists                                                                   50,322.04

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                              0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                       0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

    (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b(xiii)]                96,990.99



    Reviewed By:



    ---------------------------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer